Rule 497(e)
                                                             File Nos. 333-52956



                          SCHWAB signature(TM) ANNUITY
                       SUPPLEMENT DATED FEBRUARY 18, 2005
                   To the Prospectus dated May 3, 2004 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company


Please note the following changes to the Prospectus.

SCUDDER INVESTMENTS VIT FUNDS--EAFE(R) INDEX
Effective on or about July 25, 2005 (the "Liquidation Date"), the Scudder Investments VIT Funds - EAFE(R) Equity Index Fund (the "Fund") will be liquidated and terminated. This liquidation and termination is the result of a vote of the Board of Trustees of the Scudder Investments VIT Funds. In conjunction with approving the cessation of operations of the Fund, the Board further approved closing the Fund to new investments effective as of the close of business on December 17, 2004. Existing investors in the Fund's Sub-Account may continue to invest assets into the Fund's Sub-Account until the last business day before the Liquidation Date. Any assets that remain in the Fund's Sub-Account on the Liquidation Date will be transferred to the Schwab Money Market PortfolioTM Sub-Account.

Effective as of the close of the market on the last business day before the Liquidation Date, the Sub-Account investing in the Fund will be closed to new Contributions and Transfers in. "Closed to new Contributions and Transfers in" means you will not be able to allocate any amounts (either through initial Contribution, Transfers or additional Contributions) to the Fund.

If you have any amount in the Sub-Account that invests in the Fund, you may do the following (subject to the terms and conditions contained in the Prospectus):

o Transfer amounts out of the Sub-Account into other Sub-Accounts;
o withdraw amounts from the Sub-Account; and
o maintain your current investment in the Sub-Account until the Liquidation
Date.

STRONG FUNDS
Effective on or about April 8, 2005 (the "Reorganization Date"), the Strong Mid Cap Growth Fund II--Investor Class Shares and the Strong Opportunity Fund II--Investor Class Shares (the "Strong Funds") will be reorganized into new Wells Fargo Funds and renamed the WFVT: Discovery Fund--Class VT Shares and the WFVT Opportunity Fund--Class VT Shares, respectively (the "WFVT Funds").

This change should be reflected on pages 5, 17 and 18 and Appendices A and C of the Prospectus.

Effective on the Reorganization Date, Wells Fargo Funds Management, LLC ("Funds Management") will become the investment advisor for the WFVT Funds. Wells Capital Management Incorporated, an affiliate of Funds Management, located in San Francisco, California, will become the sub-advisor for the WFVT Funds. This change should be reflected on page 17 of the Prospectus.



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Effective on the Reorganization Date, the investment objective of the WFVT Funds will change. The investment objective for the WFVT: Discovery Fund--Class VT Shares, set forth below, should be reflected on page 18 of the Prospectus.

"The Fund is designed for investors whose primary objective is capital growth, and normally invest in securities that the investment manager believes offer attractive opportunities for growth. Investments are usually in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the investment manager believes market conditions favor fixed-income investments, the fund may invest a significant portion of assets in bonds (primarily intermediate- and long-term investment grade bonds)."

Effective on the Reorganization Date, the investment objective of the WFVT Funds will change. The investment objective for the WFVT Opportunity Fund--Class VT Shares, set forth below, should be reflected on page 18 of the Prospectus.

"The Fund seeks capital growth and invests primarily in medium-sized companies that are believed to be under-researched and attractively valued. The fund is designed for investors whose primary objective is capital growth. Because the fund concentrates on stocks of medium-sized companies, the share price may fluctuate significantly. Therefore, the fund may be used to enhance the return potential of a more conservative portfolio, and as a way to build assets for longer-range goals that are five or more years away."

Effective as of the close of the market on the last business day before the Reorganization Date, the Sub-Accounts investing in the Strong Funds will be closed to new Contributions and Transfers in. "Closed to new Contributions and Transfers in" means you will not be able to allocate any amounts (either through initial Contribution, Transfers or additional Contribution) to the Strong Funds.

If you have any amounts in either, or both, the Sub-Accounts that invest in the Strong Funds, you may do the following (subject to the terms and conditions contained in the Prospectus):

o Transfer amounts out of the Sub-Account into other Sub-Accounts;
o withdraw amounts from the Sub-Account; and
o maintain your current investment in the Sub-Account.
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FOR ALL FUNDS NOTED IN THIS SUPPLEMENT TO YOUR PROSPECTUS
Please note: If you have given us allocation instructions for Contributions or other purposes (for example, dollar cost averaging or periodic account value rebalancing under the rebalancer option) directing us to invest in any Sub-Account effected by the changes as noted herein, you need to provide us with new instructions for amounts that would have otherwise gone into the applicable Sub-Account. If you do not provide new instructions, any scheduled Contributions to this Sub-Account on or after the Reorganization Date will be allocated to the Schwab Money Market PortfolioTM Sub-Account.

As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

               Please keep this supplement for future reference.